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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 18, 2005


                              H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   1-3385                   25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE


Attached is H.J. Heinz Company's press release dated May 18, 2005 furnished herewith as Exhibit 99.

On May 18, 2005, the Board of Directors of H.J. Heinz Company announced that the common stock dividend will be raised by 5.3% (from 28.5 cents to 30.0 cents per quarter), for all shareholders of record as of June 24, 2005, payable July 10, 2005, representing the Company's commitment to return approximately 45 to 50% of future years' earnings to shareholders in the form of a dividend.



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                               INDEX TO EXHIBITS


Exhibit Number
(referenced to
  Item 601 of
Regulation S-K      Description of Exhibit
--------------      ----------------------

     99             H.J. Heinz Company Press Release dated May 18, 2005




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: May 18, 2005

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Exhibit No.         Description of Exhibit
-----------         ----------------------

     99             H.J. Heinz Company Press Release dated May 18, 2005